UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: January 31, 2018

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01—Entry into a Material Definitive Agreement.

After the termination of the amended and restated share purchase agreement with Ch-Gemstone Capital (Beijing) Co., Ltd. (“Ch-Gemstone”) as set forth in Item 1.02 of this Current Report on Form 8-K, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) on February 5, 2018 for the sale of an aggregate of 1,700,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), to an accredited investor for an aggregate purchase price of $5,984,000 (the “Private Placement”). The Private Placement is expected to close in February 2018, following the satisfaction of certain closing conditions specified in the Purchase Agreement.

The purchaser is OP Financial Investments Limited (the “Purchaser”), an investment firm based in Hong Kong focused on cross-border investment opportunities and listed on the Hong Kong Stock Exchange. China Kington Asset Management Co. Ltd. (the “China Kington”) has agreed to serve as placement agent in exchange for a commission equal to six percent (6%) of the gross proceeds received by the Company upon the closing of the Private Placement. A description of the material relationships between the Company and China Kington was previously reported in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2016 (regarding the election of two new directors nominated by China Kington) and Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2016 (regarding the Company’s December 2015 and January 2016 bridge loan), and the information set forth in such Items is incorporated herein by reference.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchaser (including for certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”)), and other obligations of the parties and termination provisions. The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Purchase Agreement has been included to provide investors and security holders with information regarding its terms, and it is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement as of a specific date and were solely for the benefit of the parties to such agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

The Shares to be issued by the Company pursuant to the Purchase Agreement have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws.

Item 1.02—Termination of a Material Definitive Agreement.

On November 20, 2017, the Company entered into an amended and restated share purchase agreement (the “Amended Purchase Agreement”) with an accredited investor, Ch-Gemstone, as previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2017. The Amended Purchase Agreement amended and restated the share purchase agreement between the Company and Ch-Gemstone dated as of November 13, 2017, which was previously described under “Item 5. Other Information” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2017.

Under the Amended Purchase Agreement, the Company was to sell an aggregate of 2,400,000 shares of the Company’s common stock, par value $0.01 per share, to Ch-Gemstone for an aggregate purchase price of $10.32 million (the “Terminated Private Placement”). China Kington was also to serve as placement agent in exchange for a commission equal to six percent (6%) of the gross proceeds received by the Company upon closing of the Terminated Private Placement.

As set forth in Item 1.01 of this Current Report on Form 8-K, a description of the material relationships between the Company and China Kington was previously reported in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2016 and Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2016, and the information set forth in such Items is incorporated herein by reference.

The Terminated Private Placement was required to close by January 31, 2018, following the satisfaction of certain closing conditions specified in the Amended Purchase Agreement, including the approval of the transaction by the Company’s stockholders, which was received at a special meeting of stockholders on December 20, 2017, as well as the approval of Ch-Gemstone’s funds transfer by the applicable regulatory authorities in China.

On January 31, 2018, the Amended Purchase Agreement was terminated upon written notification from Ch-Gemstone that it was unable to meet the closing condition to obtain the approval of the applicable regulatory authorities in China by the January 31, 2018 deadline.

Item 3.02—Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of the Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No. _____________	Description ________________________________________________________
10.1	Share Purchase Agreement, dated February 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
Senior Vice President, General Counsel and Secretary

Dated: February 6, 2018